Exhibit 10.30

AMENDMENT NO. 3
TO
CREDIT AGREEMENT

AMENDMENT NO. 3, dated as of March 26, 2009 (this “Amendment No. 3”), made by and among COLOR EDGE LLC (f/k/a MCEI, LLC), a Delaware limited liability company (“MCEI”), COLOR EDGE VISUAL LLC (f/k/a MCEV, LLC), a Delaware limited liability company (“MCEV”), and CRUSH CREATIVE LLC (f/k/a MCRU, LLC), a Delaware limited liability company (“MCRU”; each of MCEI, MCEV, and MCRU, referred to as a “Borrower” and, collectively, as the “Borrowers”), the Corporate Guarantors signatory hereto, and AMALGAMATED BANK, a New York banking corporation (the “Lender”).

This Amendment No. 3 amends that certain Credit Agreement, dated as of March 1, 2005, as amended by Amendment No. 1 thereto, dated as of August 8, 2005, and Amendment No. 2 thereto, dated as of February 27, 2008  (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”) among the Borrowers, MERISEL, INC., a Delaware corporation (“Merisel”), MERISEL AMERICAS, INC., a Delaware corporation (“Merisel Americas”) and certain other affiliates of the Borrowers as guarantors (“Subsidiary Guarantors”; each of Merisel, Merisel Americas and the Subsidiary Guarantors, a “Corporate Guarantor” and, collectively, the “Corporate Guarantors”) and Lender.

WITNESSETH:

WHEREAS, capitalized terms not otherwise defined herein shall have the same meanings as specified in the Existing Credit Agreement;

WHEREAS, the Loan Parties have requested that Lender agree to amend the Existing Credit Agreement as more specifically set forth herein; and

WHEREAS, the Lender has indicated its willingness to agree to such amendment of the Existing Credit Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1
AMENDING PROVISIONS

Section 1.1 Amendment. As of the Third Amendment Effective Date (as defined in Section 4.1 hereof):

(a) The first sentence of the definition of “Borrowing Base” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof:   ““Borrowing Base”, at any time, 80% of the then Eligible Accounts”.

(b) The definition of “Leverage Ratio” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““Leverage Ratio”:  at any time, the ratio of (a) Consolidated Indebtedness of Merisel and the other Loan Parties as of such time to (b) Adjusted Consolidated EBITDA of Merisel and the other Loan Parties for the Test Period ended at or most recently prior to such time.”

(c) The definition of “Revolving Credit Commitment Period” in Section 1.1 of the Existing Credit Agreement is hereby amended, effective as of April 15, 2009, by deleting it in its entirety and inserting, in lieu thereof, the following:

““Revolving Credit Commitment Period”: the period from and including April 15, 2009 to the Revolving Credit Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein.”

(d) The definition of “Revolving Credit Termination Date” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““Revolving Credit Termination Date”: means April 13, 2010; provided that the Revolving Credit Termination Date may be extended for one or more 364-day periods at the sole discretion of the Lender as set forth in this paragraph.  So long as no Default or Event of Default has occurred and is continuing, if Borrower requests, by written notice to the Lender, given no earlier than 120 days prior to the then current Revolving Credit Termination Date, but in any event, no later than 90 days prior to the then current Revolving Credit Termination Date, that such Revolving Credit Termination Date be extended for a period of 364 days, the Lender may, in its sole discretion, agree to such request by providing written notice to that effect to Borrower no later than 30 days prior to the then current Revolving Credit Termination Date, in which case, such Revolving Credit Termination Date shall be deemed so extended from the then current Revolving Credit Termination Date and the last day of such 364 day period shall become the Revolving Credit Termination Date.  For the avoidance of doubt, if the Lender has not provided such written notice to Borrower agreeing to any such extension, no such extension shall occur.  The Borrower shall be deemed to have represented and warranted on and as of the date of any such extension of the Revolving Credit Termination Date, that no Default or Event of Default has occurred and is continuing.”

(e) The following definitions are added to Section 1.1 of the Existing Credit Agreement in alphabetical order:

““Adjusted Consolidated EBITDA”:  for any period with respect to Merisel and its Subsidiaries, Consolidated EBITDA; provided, that for periods beginning on and after January 1, 2008 and ending on or before December 31, 2008, such Consolidated EBITDA shall be adjusted to add back certain legal fees as set forth on Schedule 1 attached to Amendment No. 3.”

 ““Amendment No. 3” means that certain Amendment No. 3 to Credit Agreement by and among the Borrowers, Corporate Guarantors and Lender dated as of March 26, 2009.”

(f) Clause (a) of Section 5.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following: “Each Term Loan shall bear interest at a rate per annum equal to the Base Rate.”

(g) Clause (b) of Section 5.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following: “Each Revolving Credit Loan shall bear interest at a rate per annum equal to the Base Rate plus 1%.”

(h) Clause (a) of Section 8.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““as soon as available, but in any event within 180 days after the end of each fiscal year of each Borrower, a copy of the consolidated and consolidating balance sheet of Merisel and its Subsidiaries as at the end of such year and the related consolidated (and with respect to statement of income, consolidating), statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by BDO Seidman or other independent certified public accountants acceptable to the Lender;”

(i) Clause (b) of Section 8.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““as soon as available, but in any event not later than 60 days after the end of each of the first three quarterly periods of each fiscal year of each Borrower, the unaudited consolidated and consolidating balance sheet of Merisel and its Subsidiaries as at the end of such quarter and the related unaudited consolidated (and with respect to statement of income, consolidating) statements of income and retained earnings and of cash flows of Merisel and its Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year end audit adjustments) and reviewed pursuant to procedures agreed upon with the Lender by BDO Seidman or other independent certified public accountants acceptable to the Lender;”

(j) Clause (c) of Section 8.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety, together with all references to such clause throughout the Loan Documents.

(k) Exhibit H to the Existing Credit Agreement, referred to in the definition of “Borrowing Base Certificate” in Section 1.1 of the Existing Credit Agreement, is hereby amended by deleting the percentage “85%” in Section 1 thereof in its entirety and inserting, in lieu thereof, “80%”.

ARTICLE 2
LIMITED WAIVER

Section 2.1                                Waiver.  Subject to the satisfaction of the conditions in Article 4 below, Lender hereby grants a one-time waiver of all Defaults and Events of Default with respect to the non-compliance with Section 9.1(a) of the Existing Credit Agreement resulting solely from the failure of Merisel and its Subsidiaries to maintain a Leverage Ratio of no greater than 3.0:1 for the fiscal year ended December 31, 2008; provided, that such waiver shall not be construed a permanent waiver of Section 9.1(a) of the Existing Credit Agreement, as amended by this Amendment No. 3.

ARTICLE 3
COVENANTS AND LIMITATIONS

Section 3.1 Certain Covenants and Limitations.  In consideration of the execution and delivery of this Amendment No. 3 by the Lender, Borrowers hereby agree to pay all costs and expenses of Lender, including the fees associated with the accounts receivable audit review, and of its counsel, Nixon Peabody LLP, incurred in connection herewith or otherwise due and owing as of the date hereof pursuant to Section 11.5 of the Credit Agreement.

ARTICLE 4
CONDITIONS

Section 4.1 Conditions Precedent to the Effectiveness of this Amendment No. 3.  This Amendment No. 3 shall become effective as of the date hereof (the “Third Amendment Effective Date”) provided that each of the following conditions precedent shall have been satisfied on or before such date:

(a) Amendment.  Lender has received counterparts of this Amendment No. 3 executed and delivered by an authorized officer of each of the Loan Parties and the Lender.

(b) Borrowing Base Certificate.  The Lender shall have received a Borrowing Base Certificate showing the Borrowing Base as of December 31, 2008, satisfactory in form and substance to the Lender, executed by the Chief Financial Officer of Merisel Americas, Inc., the sole shareholder of each Borrower.

(c) Representations and Warranties.  The representations and warranties contained in Section 4.1 of this Amendment No. 3 shall be true and correct in all material respects on and as of the Third Amendment Effective Date, as though made on and as of such date (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date); and each Loan Party hereby restates each of the representations and warranties set forth in the Existing Credit Agreement, as amended by this Amendment No. 3 (including without limitation the Schedules delivered therein), and represents and warrants to Lender that such representations and warranties as so amended are true and correct on and as of the date hereof in all material respects and with the same effect as if made on the date hereof (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date).  Each Loan Party further hereby agrees that all representations and warranties made herein shall be deemed to be part of the Existing Credit Agreement for all purposes.

(d) No Default or Event of Default.  No Default or Event of Default that has not been waived by Lender in writing shall have occurred and be continuing or shall occur after giving effect to this Amendment No. 3.

ARTICLE 5
MISCELLANEOUS

Section 5.1 Reference to and Effect on the Loan Documents.  As of the Third Amendment Effective Date, any reference in any Loan Document to the Existing Credit Agreement shall be to the Existing Credit Agreement, as amended by this Amendment No. 3.   The execution, delivery and effectiveness of this Amendment No. 3 shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor, except as specifically set forth in Section 2.1, constitute a waiver of any provision of any of the Loan Documents.

Section 5.2 Integration.  This Amendment No. 3 represents the agreement of the Borrowers and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof not expressly set forth or referred to herein.

Section 5.3 No Third Party Beneficiaries.  This Amendment No. 3 shall be binding upon and inure to the benefit of the Loan Parties and the Lender and their respective successors and assigns.  No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Amendment No. 3, and all third-party beneficiary rights are hereby expressly disclaimed.

Section 5.4 Execution in Counterparts. This Amendment No. 3 may be executed by one or more of the parties to this Amendment No. 3 on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 5.5 Governing Law.  THIS AMENDMENT NO. 3 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[signature pages follow]

12449142.5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

CRUSH CREATIVE LLC

f/k/a MCRU, LLC

By: MERISEL AMERICAS, INC., as Sole Member

By: /s/ Jon H. Peterson
Name: Jon H. Peterson
Title: Chief Financial Officer

COLOR EDGE LLC

f/k/a MCEI, LLC

By: MERISEL AMERICAS, INC., as Sole Member

By: /s/ Jon H. Peterson
Name: Jon H. Peterson
Title: Chief Financial Officer

COLOR EDGE VISUAL LLC

f/k/a MCEV, LLC

By: MERISEL AMERICAS, INC., as Sole Member

By: /s/ Jon H. Peterson
Name: Jon H. Peterson
Title: Chief Financial Officer

CORPORATE GUARANTORS:

MERISEL, INC.

By: /s/ Jon H. Peterson
Name: Jon H. Peterson
Title:   Chief Financial Officer

MERISEL AMERICAS, INC.

By: /s/ Jon H. Peterson
Name: Jon H. Peterson
Title: Chief Financial Officer

COMP 24 LLC (f/k/a MC24, LLC)
FUEL DIGITAL, LLC
DENNIS CURTIN STUDIOS, LLC
MADP, LLC

By: MERISEL AMERICAS, INC., as Sole Member of each of the above-named entities

By: /s/ Jon H. Peterson
Name: Jon H. Peterson
Title: Chief Financial Officer

ADVERTISING PROPS, INC.

By: MADP LLC, as Sole Shareholder

By: /s/ Jon H. Peterson
Name: Jon H. Peterson
Title: Manager

Signature page to Amendment No. 3

LENDER:

AMALGAMATED BANK

By:	/s/ Louis DeLuca
Name: Louis DeLuca
Title: Executive Vice President

Signature page to Amendment No. 3

Schedule 1

Adjustments to EBITDA

1.	The March 31, 2008 Consolidated EBITDA figure shall be adjusted upward by $834,000.

2.	The June 30, 2008 Consolidated EBITDA figure shall be adjusted upward by $1,106,000.

3.	The September 30, 2008 Consolidated EBITDA figure shall be adjusted upward by $309,000.

4.	The December 31, 2008 Consolidated EBITDA figure shall be adjusted upward by $115,000.